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                                                                    EXHIBIT 10.2

                 [LETTERHEAD OF DTM CORPORATION APPEARS HERE]


May 16, 1996

Dear DTM Corporation Equity Appreciation Plan Participant:

You have previously received a letter agreement (your "Agreement") pursuant to which you were granted a number of phantom stock appreciation rights ("Phantom SARs") under the DTM Corporation Equity Appreciation Plan (the "Plan"). You have been delivered together with this supplemental letter agreement (the "Amendment") a copy of a memorandum from DTM Corporation's Board of Directors (the "Memorandum") concerning an amendment to the Plan proposed to be effected through your execution and return of this letter agreement, and you have been invited to address any questions or concerns you may have concerning the Amendment with the undersigned.

Upon your execution and return of this Amendment, your Agreement will be modified as follows:

     1. You may exercise in whole or in part from time to time any stock options you receive upon conversion of your Phantom SARs in accordance with the terms of your Agreement (and the Plan).

     2. You may not exercise any such stock options in a cashless manner. Such stock options will be exercisable only by payment in cash of the exercise price for the number of shares of DTM Corporation Common Stock for which the option is being exercised. When you so exercise any such stock option, you will receive the full number of shares for which you have exercised the option.

In all other respects your Agreement will remain unmodified and in full force and effect.

Please give this Amendment your prompt consideration and, if you agree to the Amendment, please so indicate by signing below and returning this Amendment, retaining a copy for your files.

Very truly yours,

DTM Corporation



By:
   --------------------------------
        John S. Murchison, III
        President & CEO


ACCEPTED AND AGREED:


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(Signature)


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(Printed name)


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(Date)